UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2026

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2026, Graham Corporation (the “Company”) entered into a second amendment (the “Second Amendment”) to its existing credit agreement, by and between the Company and Wells Fargo Bank National Association (“Wells Fargo”), dated as of October 13, 2023, as amended (the “Credit Agreement”). The Second Amendment will (i) increase the revolving credit limit under the Credit Agreement from $50.0 million to $80.0 million, (ii) revise certain defined terms in the Credit Agreement, and (iii) permit the incurrence or existence of indebtedness of Graham India Private Limited arising from any letters of credit, bank guarantees or other similar obligations in a principal amount not to exceed $5.0 million.

Capitalized terms used herein and not otherwise defined have the meanings given such terms in the Second Amendment. The foregoing summary of the Second Amendment does not purport to be complete, and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2026, the Company issued a press release announcing the acquisition of FlackTek Manufacturing, LLC and FlackTek Sales, LLC, pioneers in advanced mixing and material processing solutions. Additionally, on January 26, 2026, the Company posted an informational slide deck on its website at www.grahamcorp.com which provides information on FlackTek Manufacturing, LLC and FlackTek Sales, LLC. A copy of the press release and slide deck are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of October 13, 2023, by and among Graham Corporation and Wells Fargo Bank National Association.

99.1	Press Release dated January 26, 2026.

99.2	Informational Slide Deck.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: January 26, 2026	By:	/s/ Christopher J. Thome
Christopher J. Thome
Vice President – Finance, Chief Financial Officer and Chief Accounting Officer